UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-21306

                         FRANKLIN MUTUAL RECOVERY FUND
               (Exact name of registrant as specified in charter)

            101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2705
               Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end:  03/31

Date of reporting period: 03/31/07

ITEM 1. REPORTS TO STOCKHOLDERS.



                                [GRAPHIC OMITTED]

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                                                                  MARCH 31, 2007
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        ANNUAL REPORT AND SHAREHOLDER LETTER                    VALUE
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                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                     FRANKLIN
               MUTUAL RECOVERY FUND                  Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  Templeton  o  MUTUAL SERIES

                            Thank You For Your
                            Continued Participation

                            At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE       Mutual Series is part of Franklin Templeton
                            Investments, which offers the specialized expertise of three world-class investment management groups --
                            Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S.
                            equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION        Because these management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   Franklin Templeton Investments seeks to consistently
                            provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

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 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ......................................................    1

ANNUAL REPORT

Franklin Mutual Recovery Fund ...........................................    5

Performance Summary .....................................................   11

Your Fund's Expenses ....................................................   16

The Fund's Repurchase Offers ............................................   18

Financial Highlights and Statement of Investments .......................   19

Financial Statements ....................................................   29

Notes to Financial Statements ...........................................   34

Report of Independent Registered Public Accounting Firm .................   48

Tax Designation .........................................................   49

Board Members and Officers ..............................................   50

Shareholder Information .................................................   54

--------------------------------------------------------------------------------



Annual Report

Franklin Mutual Recovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Mutual Recovery Fund's goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by investing in distressed companies, risk arbitrage securities and undervalued securities. The Fund may take long and short positions, with the latter typically utilized in connection with the risk arbitrage strategy.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ASSET ALLOCATION
Based on Total Net Assets as of 3/31/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Equity .............................................     74.1%*
Debt Instruments ...................................      6.3%
Short-Term Investments & Other Net Assets ..........     19.6%

*     Net of short positions.

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Mutual Recovery Fund's annual report for the fiscal year ended March 31, 2007.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Mutual Recovery Fund - Class A posted a cumulative total return of +18.73%. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which posted a total return of +11.82% for the same period. 1 The Fund also outperformed the

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                                                               Annual Report | 5

+5.84% total return of the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index. 2 The performance of the Fund relative to the Bloomberg index is used as the basis for calculating the performance adjustment to the management fee paid to the Fund's adviser. You can find more of the Fund's performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended March 31, 2007, the U.S. economy advanced at a moderate pace. Although gross domestic product (GDP) grew 3.3% in 2006 on strong domestic demand and a healthy increase in exports, the U.S. entered 2007 with a record current account deficit. Corporate profits and government spending generally remained robust, but manufacturing activity indicated a downturn. The struggling housing market grew more fragile with the abrupt unraveling of the subprime mortgage market. This exacerbated already weak housing prices and an inventory glut in most of the nation's residential real estate markets. The economy slowed somewhat toward period-end, and GDP grew an estimated annualized 2.5% in first quarter 2007.

Labor markets were upbeat and the unemployment rate decreased from 4.7% to 4.4%, though overall job growth slowed in the face of rising labor costs. 3 In the latter half of the reporting period, jobs in vehicle manufacturing and housing-related industries experienced declines stemming from reduced consumer demand. Even though tight labor markets and the associated wage income growth supported consumer spending, consumer confidence waned toward period-end and large purchases, including those for vehicles and homes, dropped substantially. After a welcome drop in energy costs during the latter half of 2006, elevated gasoline prices returned in first quarter 2007 as oil hit a six-month high in response to tight supply and high demand, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. Overall, the core Consumer Price Index (CPI) rose 2.5% for the 12 months ended March 31, 2007, which was higher than the 2.2% 10-year average. 4

At period-end, the Federal Reserve Board (Fed) was still more concerned with relatively high inflation than an economic slowdown. During the reporting period, the Fed raised the federal funds target rate from 4.75% to 5.25%, where it remained for the balance of the 12-month period. Near period-end, the Fed indicated a change in its long-held tightening bias, easing the near-term pressure for potential rate hikes.

2. Source: Bloomberg LP. The Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index is designed as a transparent benchmark for the U.S. government bond market. The index is unmanaged and includes price appreciation/depreciation only. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Notes to Financial Statements for more information about the performance-based management fee.

3.    Source: Bureau of Labor Statistics.

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


6 | Annual Report

U.S. investors entered 2007 cautious after more than four years of bull market gains. The overall domestic equity market rose during the year under review, but was essentially flat during the first quarter of 2007 after global stock market sell-offs in late February and mid-March. Investors reacted swiftly to market and geopolitical events, especially in regard to China and the Middle East. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +13.83%, and the broader S&P 500 returned +11.82%, while the technology-heavy NASDAQ Composite Index returned +4.24%. 5 Utilities, telecommunications and materials stocks performed particularly well.

INVESTMENT STRATEGY

We follow a distinctive investment approach and can seek investments in distressed companies, risk arbitrage and special situations/undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund's assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find investment opportunities. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

MANAGER'S DISCUSSION

During the fiscal year under review, the Fund benefited most from some of its investments in special situations and distressed companies. The Fund's position in certain debt instruments issued by Eurotunnel, the high speed rail operator of the Channel Tunnel that links France and the U.K., contributed to positive results for the year. The company, which is overleveraged, has been involved in protracted negotiations to restructure its debt and announced a new plan designed to reduce leverage and increase equity. The Fund's adviser served on the ad hoc committee of creditors that negotiated this plan. The market price of the Fund's Eurotunnel debt investments rose substantially after the announcement and as infrastructure assets generally increased in value.

TOP 10 HOLDINGS
3/31/07

-------------------------------------------------------------------------------
COMPANY                                                             % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                            NET ASSETS
-------------------------------------------------------------------------------
Altria Group Inc.                                                          3.2%
   TOBACCO, U.S.
-------------------------------------------------------------------------------
Temple-Inland Inc.                                                         3.0%
   CONTAINERS & PACKAGING, U.S.
-------------------------------------------------------------------------------
Virgin Media Inc.                                                          2.9%
   MEDIA, U.K.
-------------------------------------------------------------------------------
Altadis SA                                                                 2.4%
   TOBACCO, SPAIN
-------------------------------------------------------------------------------
Tyco International Ltd.                                                    2.4%
   INDUSTRIAL CONGLOMERATES, U.S.
-------------------------------------------------------------------------------
Constellation Energy Group                                                 2.3%
   INDEPENDENT POWER PRODUCERS & ENERGY
   TRADERS, U.S.
-------------------------------------------------------------------------------
Orkla ASA                                                                  2.2%
   INDUSTRIAL CONGLOMERATES, NORWAY
-------------------------------------------------------------------------------
Eurotunnel SA                                                              2.1%
   TRANSPORTATION INFRASTRUCTURE, FRANCE
-------------------------------------------------------------------------------
ABN Amro Holding NV                                                        2.1%
   COMMERCIAL BANKS, NETHERLANDS
-------------------------------------------------------------------------------
Ryerson Inc.                                                               2.1%
   METALS & MINING, U.S.
-------------------------------------------------------------------------------

5. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                                               Annual Report | 7

TOP 10 SECTORS/INDUSTRIES
Based on Equity Investments
3/31/07

-------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                                    NET ASSETS
-------------------------------------------------------------------------------
Tobacco                                                                   10.9%
-------------------------------------------------------------------------------
Media                                                                      9.2%
-------------------------------------------------------------------------------
Industrial Conglomerates                                                   5.2%
-------------------------------------------------------------------------------
Metals & Mining                                                            4.6%
-------------------------------------------------------------------------------
Independent Power Producers & Energy Traders                               4.2%
-------------------------------------------------------------------------------
Commercial Banks                                                           3.4%
-------------------------------------------------------------------------------
Real Estate                                                                3.1%
-------------------------------------------------------------------------------
Containers & Packaging                                                     3.0%
-------------------------------------------------------------------------------
Insurance                                                                  2.3%
-------------------------------------------------------------------------------
Construction Materials                                                     1.9%
-------------------------------------------------------------------------------

Adelphia Communications was the Fund's second-best performer, as our investment in the company benefited from the formation and ultimate confirmation of a consensual reorganization plan, after what had been years of infighting among its creditors. The confirmation was the last step in a drawn-out and complex bankruptcy case that cleared the way for the distribution of proceeds from the sale of Adelphia to Time Warner.

The Fund also benefited from its investment in Temple-Inland. The company's stock price rose after it announced a restructuring plan designed to unlock shareholder value through the breakup of the company into three individually focused, stand-alone, public companies: 1) a corrugated packaging and building products company, 2) a financial services company, and 3) a real estate investment and development company. At the same time, Temple-Inland announced its intention to sell its strategic timber assets.

Medical device maker Boston Scientific was among the Fund's poorest performers during the review period. The company struggled after it acquired Guidant in April 2006 and as sales of its implantable cardioverter defibrillators (ICDs) that are used to monitor heart rhythms continued to stall in the second half of 2006. New safety concerns also emerged about Boston Scientific's key drug-eluting stent product Taxus. Drug-eluting stents are small metal tubes, coated with drugs, used to treat heart disease.

The Fund's investment in Virgin Media (formerly known as NTL) also detracted from performance. Virgin Media is the U.K.'s largest cable company, offering video, telephony, broadband and mobile phone services to its customers globally. Although the firm gained market share through its acquisitions of Telewest and Virgin Mobile, investors remained concerned about the U.K.'s competitive environment and the company's ability to effectively integrate these recent acquisitions. Furthermore, investors were disappointed with the company's operating results during the year. At period-end, we continued to hold Virgin Media as we believed the company was attractively valued and competitively well positioned.

In addition, the Fund exited its position and realized a loss during the first half of the Fund's fiscal year on its investment in independent oil and gas explorer and producer Pogo Producing. Based on our analysis, we grew less confident about the underlying value assessment upon which we made the purchase.

In accordance with our investment strategy, we typically fully hedge the Fund's foreign currency exposure. Therefore, despite the Fund's significant investments outside the U.S. (primarily in Western Europe), currency movements did not have a material impact on the Fund's performance during the year under review.


8 | Annual Report

At period-end, the Fund was 80.4% invested. The portfolio's complexion changed over the reporting period as we increased our exposure to special situations investments and reduced our holdings in distressed or post-reorganization companies. Our net risk arbitrage exposure, however, remained roughly unchanged since the start of the review period.

Thank you for your interest and participation in the Franklin Mutual Recovery Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]         /s/ Michael J. Embler

                        Michael J. Embler
                        Co-Portfolio Manager

[PHOTO OMITTED]         /s/ Christian Correa

                        Christian Correa
                        Co-Portfolio Manager

[PHOTO OMITTED]         /s/ Shawn M. Tumulty

                        Shawn M. Tumulty
                        Co-Portfolio Manager

                        Franklin Mutual Recovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

--------------------------------------------------------------------------------
MICHAEL EMBLER is a senior vice president and the chief investment officer of Franklin Mutual Advisers, LLC (Mutual Series). Mr. Embler has been portfolio manager of Franklin Mutual Recovery Fund since its inception and currently has portfolio management responsibilities for another Mutual Series Fund. Before joining Franklin Templeton Investments in 2001, he was a Managing Director and portfolio manager at Nomura Holdings America, Inc.

CHRISTIAN CORREA assumed responsibility as co-portfolio manager for Franklin Mutual Recovery Fund in January 2007. He was previously assistant portfolio manager for the Fund since 2004. He also is a research analyst for Mutual Series specializing in global risk arbitrage and event-driven situations. Mr. Correa joined Franklin Templeton Investments in 2003 from Lehman Brothers Holdings Inc., where he covered U.S. risk arbitrage and special situations.

SHAWN TUMULTY has been co-portfolio manager for Franklin Mutual Recovery Fund since May 2005 and also is an assistant portfolio manager for another Mutual Series Fund. Prior to joining Franklin Templeton Investments in 2000, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.
--------------------------------------------------------------------------------


10 | Annual Report

Performance Summary as of 3/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FMRAX)                           CHANGE     3/31/07     3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$1.61      $15.04      $13.43
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-3/31/07)
--------------------------------------------------------------------------------
Short-Term Capital Gain              $0.5290
--------------------------------------------------------------------------------
Long-Term Capital Gain               $0.2861
--------------------------------------------------------------------------------
       TOTAL                         $0.8151
--------------------------------------------------------------------------------
CLASS B (SYMBOL: N/A)                             CHANGE     3/31/07     3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$1.49      $14.78      $13.29
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-3/31/07)
--------------------------------------------------------------------------------
Short-Term Capital Gain              $0.5290
--------------------------------------------------------------------------------
Long-Term Capital Gain               $0.2861
--------------------------------------------------------------------------------
       TOTAL                         $0.8151
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCMRX)                           CHANGE     3/31/07     3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$1.49      $14.78      $13.29
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-3/31/07)
--------------------------------------------------------------------------------
Short-Term Capital Gain              $0.5290
--------------------------------------------------------------------------------
Long-Term Capital Gain               $0.2861
--------------------------------------------------------------------------------
       TOTAL                         $0.8151
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FMRVX)                     CHANGE     3/31/07     3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$1.68      $15.18      $13.50
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-3/31/07)
--------------------------------------------------------------------------------
Short-Term Capital Gain              $0.5290
--------------------------------------------------------------------------------
Long-Term Capital Gain               $0.2861
--------------------------------------------------------------------------------
       TOTAL                         $0.8151
--------------------------------------------------------------------------------


                                                              Annual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR       3-YEAR      INCEPTION (11/3/03)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +18.73%      +49.52%            +61.67%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +11.91%      +12.11%            +13.15%
-------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                             $11,191      $14,092            $15,238
-------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4            3.53%
-------------------------------------------------------------------------------------------------------
CLASS B                                                    1-YEAR       3-YEAR      INCEPTION (11/3/03)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +18.00%      +46.81%            +58.44%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +14.00%      +12.88%            +13.82%
-------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                             $11,400      $14,381            $15,544
-------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4            4.18%
-------------------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR       3-YEAR      INCEPTION (11/3/03)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +17.99%      +46.69%            +58.40%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +16.99%      +13.62%            +14.45%
-------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                             $11,699      $14,669            $15,840
-------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4            4.18%
-------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                              1-YEAR       3-YEAR       INCEPTION (6/2/03)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +19.24%      +51.20%            +81.69%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +19.24%      +14.78%            +16.87%
-------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                             $11,924      $15,120            $18,169
-------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4            3.18%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/3/03-3/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Franklin Mutual
                 Date             Recovery Fund           S&P 500 4
--------------------------------------------------------------------------------
               11/3/2003             $ 9,422               $10,000
              11/30/2003             $ 9,651               $10,088
              12/31/2003             $10,009               $10,617
               1/31/2004             $10,154               $10,811
               2/29/2004             $10,282               $10,962
               3/31/2004             $10,188               $10,796
               4/30/2004             $10,094               $10,627
               5/31/2004             $10,069               $10,773
               6/30/2004             $10,265               $10,982
               7/31/2004             $10,111               $10,619
               8/31/2004             $10,247               $10,661
               9/30/2004             $10,325               $10,777
              10/31/2004             $10,341               $10,941
              11/30/2004             $10,972               $11,384
              12/31/2004             $11,322               $11,771
               1/31/2005             $11,150               $11,483
               2/28/2005             $11,312               $11,724
               3/31/2005             $11,403               $11,517
               4/30/2005             $11,340               $11,299
               5/31/2005             $11,628               $11,658
               6/30/2005             $11,789               $11,675
               7/31/2005             $11,993               $12,109
               8/31/2005             $12,040               $11,998
               9/30/2005             $12,031               $12,095
              10/31/2005             $11,593               $11,894
              11/30/2005             $11,825               $12,343
              12/31/2005             $12,084               $12,347
               1/31/2006             $12,505               $12,674
               2/28/2006             $12,562               $12,709
               3/31/2006             $12,829               $12,867
               4/30/2006             $12,782               $13,039
               5/31/2006             $12,896               $12,665
               6/30/2006             $12,919               $12,681
               7/31/2006             $12,978               $12,759
               8/31/2006             $13,301               $13,063
               9/30/2006             $13,438               $13,399
              10/31/2006             $13,880               $13,835
              11/30/2006             $14,027               $14,098
              12/31/2006             $14,333               $14,296
               1/31/2007             $14,779               $14,512
               2/28/2007             $14,829               $14,229
               3/31/2007             $15,238               $14,388

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                 3/31/07
--------------------------------------------------------------------------------
1-Year                                                                  +11.91%
--------------------------------------------------------------------------------
3-Year                                                                  +12.11%
--------------------------------------------------------------------------------
Since Inception (11/3/03)                                               +13.15%
--------------------------------------------------------------------------------

CLASS B (11/3/03-3/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Franklin Mutual
                 Date             Recovery Fund           S&P 500 4
--------------------------------------------------------------------------------
               11/3/2003             $10,000               $10,000
              11/30/2003             $10,243               $10,088
              12/31/2003             $10,619               $10,617
               1/31/2004             $10,764               $10,811
               2/29/2004             $10,890               $10,962
               3/31/2004             $10,791               $10,796
               4/30/2004             $10,692               $10,627
               5/31/2004             $10,656               $10,773
               6/30/2004             $10,855               $10,982
               7/31/2004             $10,692               $10,619
               8/31/2004             $10,828               $10,661
               9/30/2004             $10,909               $10,777
              10/31/2004             $10,918               $10,941
              11/30/2004             $11,569               $11,384
              12/31/2004             $11,944               $11,771
               1/31/2005             $11,753               $11,483
               2/28/2005             $11,916               $11,724
               3/31/2005             $12,011               $11,517
               4/30/2005             $11,934               $11,299
               5/31/2005             $12,231               $11,658
               6/30/2005             $12,387               $11,675
               7/31/2005             $12,603               $12,109
               8/31/2005             $12,643               $11,998
               9/30/2005             $12,623               $12,095
              10/31/2005             $12,160               $11,894
              11/30/2005             $12,397               $12,343
              12/31/2005             $12,659               $12,347
               1/31/2006             $13,094               $12,674
               2/28/2006             $13,144               $12,709
               3/31/2006             $13,427               $12,867
               4/30/2006             $13,366               $13,039
               5/31/2006             $13,478               $12,665
               6/30/2006             $13,491               $12,681
               7/31/2006             $13,553               $12,759
               8/31/2006             $13,874               $13,063
               9/30/2006             $14,009               $13,399
              10/31/2006             $14,465               $13,835
              11/30/2006             $14,611               $14,098
              12/31/2006             $14,923               $14,296
               1/31/2007             $15,374               $14,512
               2/28/2007             $15,427               $14,229
               3/31/2007             $15,544               $14,388

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS B                                                                 3/31/07
--------------------------------------------------------------------------------
1-Year                                                                  +14.00%
--------------------------------------------------------------------------------
3-Year                                                                  +12.88%
--------------------------------------------------------------------------------
Since Inception (11/3/03)                                               +13.82%
--------------------------------------------------------------------------------


                                                              Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS C                                                                 3/31/07
--------------------------------------------------------------------------------
1-Year                                                                  +16.99%
--------------------------------------------------------------------------------
3-Year                                                                  +13.62%
--------------------------------------------------------------------------------
Since Inception (11/3/03)                                               +14.45%
--------------------------------------------------------------------------------

CLASS C (11/3/03-3/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Franklin Mutual
                 Date             Recovery Fund           S&P 500 4
--------------------------------------------------------------------------------
               11/3/2003             $10,000               $10,000
              11/30/2003             $10,243               $10,088
              12/31/2003             $10,618               $10,617
               1/31/2004             $10,772               $10,811
               2/29/2004             $10,899               $10,962
               3/31/2004             $10,798               $10,796
               4/30/2004             $10,691               $10,627
               5/31/2004             $10,654               $10,773
               6/30/2004             $10,852               $10,982
               7/31/2004             $10,691               $10,619
               8/31/2004             $10,826               $10,661
               9/30/2004             $10,907               $10,777
              10/31/2004             $10,916               $10,941
              11/30/2004             $11,567               $11,384
              12/31/2004             $11,942               $11,771
               1/31/2005             $11,751               $11,483
               2/28/2005             $11,914               $11,724
               3/31/2005             $12,009               $11,517
               4/30/2005             $11,933               $11,299
               5/31/2005             $12,229               $11,658
               6/30/2005             $12,385               $11,675
               7/31/2005             $12,601               $12,109
               8/31/2005             $12,641               $11,998
               9/30/2005             $12,620               $12,095
              10/31/2005             $12,158               $11,894
              11/30/2005             $12,395               $12,343
              12/31/2005             $12,657               $12,347
               1/31/2006             $13,102               $12,674
               2/28/2006             $13,142               $12,709
               3/31/2006             $13,424               $12,867
               4/30/2006             $13,364               $13,039
               5/31/2006             $13,475               $12,665
               6/30/2006             $13,488               $12,681
               7/31/2006             $13,550               $12,759
               8/31/2006             $13,882               $13,063
               9/30/2006             $14,018               $13,399
              10/31/2006             $14,463               $13,835
              11/30/2006             $14,619               $14,098
              12/31/2006             $14,921               $14,296
               1/31/2007             $15,371               $14,512
               2/28/2007             $15,435               $14,229
               3/31/2007             $15,840               $14,388

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
ADVISOR CLASS                                                           3/31/07
--------------------------------------------------------------------------------
1-Year                                                                  +19.24%
--------------------------------------------------------------------------------
3-Year                                                                  +14.78%
--------------------------------------------------------------------------------
Since Inception (6/2/03)                                                +16.87%
--------------------------------------------------------------------------------

ADVISOR CLASS (6/2/03-3/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Franklin Mutual
                 Date             Recovery Fund           S&P 500 4
--------------------------------------------------------------------------------
                6/2/2003             $10,000               $10,000
               6/30/2003             $10,120               $10,128
               7/31/2003             $10,190               $10,306
               8/31/2003             $10,340               $10,507
               9/30/2003             $10,630               $10,396
              10/31/2003             $11,070               $10,984
              11/30/2003             $11,370               $11,080
              12/31/2003             $11,795               $11,661
               1/31/2004             $11,976               $11,875
               2/29/2004             $12,127               $12,040
               3/31/2004             $12,016               $11,858
               4/30/2004             $11,906               $11,672
               5/31/2004             $11,886               $11,832
               6/30/2004             $12,117               $12,062
               7/31/2004             $11,946               $11,663
               8/31/2004             $12,107               $11,710
               9/30/2004             $12,207               $11,837
              10/31/2004             $12,217               $12,017
              11/30/2004             $12,961               $12,503
              12/31/2004             $13,391               $12,929
               1/31/2005             $13,188               $12,612
               2/28/2005             $13,380               $12,878
               3/31/2005             $13,498               $12,650
               4/30/2005             $13,423               $12,410
               5/31/2005             $13,775               $12,805
               6/30/2005             $13,963               $12,823
               7/31/2005             $14,216               $13,300
               8/31/2005             $14,271               $13,178
               9/30/2005             $14,260               $13,285
              10/31/2005             $13,753               $13,063
              11/30/2005             $14,029               $13,557
              12/31/2005             $14,333               $13,562
               1/31/2006             $14,853               $13,921
               2/28/2006             $14,909               $13,959
               3/31/2006             $15,236               $14,132
               4/30/2006             $15,191               $14,322
               5/31/2006             $15,327               $13,910
               6/30/2006             $15,351               $13,929
               7/31/2006             $15,432               $14,014
               8/31/2006             $15,814               $14,347
               9/30/2006             $15,988               $14,717
              10/31/2006             $16,509               $15,196
              11/30/2006             $16,706               $15,485
              12/31/2006             $17,067               $15,702
               1/31/2007             $17,594               $15,939
               2/28/2007             $17,678               $15,628
               3/31/2007             $18,169               $15,803


14 | Annual Report

ENDNOTES

FRANKLIN MUTUAL RECOVERY FUND IS A NONDIVERSIFIED FUND AND INVOLVES CERTAIN RISKS, INCLUDING INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC OR REGULATORY DEVELOPMENTS AFFECTING SIMILAR ISSUERS OR SECURITIES. THE FUND MAY INVEST IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. ALTHOUGH THE FUND INTENDS TO REDUCE RISK BY HAVING BOTH LONG AND SHORT POSITIONS, IT IS POSSIBLE THAT THE FUND'S LONG POSITIONS WILL DECLINE IN VALUE AT THE SAME TIME THE VALUE OF THE STOCKS SOLD SHORT INCREASES, THEREBY INCREASING THE POTENTIAL FOR LOSS. ALSO, THE FUND MAY NOT ALWAYS BE ABLE TO CLOSE OUT A POSITION AT A PARTICULAR TIME OR AT AN ACCEPTABLE PRICE. THE FUND IS STRUCTURED AS A CONTINUOUSLY OFFERED, CLOSED-END FUND AND DOES NOT OFFER DAILY REDEMPTIONS. INSTEAD, THE FUND HAS A FUNDAMENTAL POLICY TO PROVIDE INVESTORS ACCESS TO THEIR MONEY BY MAKING QUARTERLY TENDER OFFERS FOR 5%-25% OF THE FUND'S OUTSTANDING SHARES; HOWEVER, THE FUND MAY SUSPEND OR POSTPONE A TENDER OFFER SUBJECT TO APPROVAL BY THE FUND'S BOARD OF TRUSTEES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund's prospectus current as of the date of this report.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                                                              Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                      VALUE 10/1/06      VALUE 3/31/07    PERIOD* 10/1/06-3/31/07
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,133.70                $16.97
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,009.03                $15.98
---------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,131.10                $20.40
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,005.78                $19.20
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,130.20                $20.45
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,005.73                $19.25
---------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,136.40                $15.13
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,010.77                $14.24
---------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      3.19%; B: 3.84%; C: 3.85%; and Advisor: 2.84%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                              Annual Report | 17

The Fund's Repurchase Offers

The Fund will make quarterly repurchase offers for a portion of its shares. With any repurchase offer, shareholders may elect to tender (have the Fund repurchase) all, a portion or none of their shares. With each repurchase offer, shareholders will be notified in writing about the offer, how to request that the Fund repurchase their shares and the deadline for submitting repurchase requests.

Each quarter the Board of Trustees will set the amount of the repurchase offer, as a percentage of outstanding shares. This amount is known as the repurchase offer amount and will generally be between 5% and 25% of the Fund's outstanding shares. If repurchase requests exceed the repurchase offer amount, the Fund will prorate requests. The Fund may, however, first accept any requests to repurchase all of a shareholder's shares if the shareholder owns less than 100 shares. The board will also determine the date by which the Fund must receive shareholders' repurchase requests, which is known as the repurchase request deadline. The Board will base these decisions on investment management considerations, market conditions, liquidity of the Fund's assets, shareholder servicing and administrative considerations and other factors it deems appropriate. Each repurchase request deadline will occur within the period that begins 21 days before, and ends 21 days after, the end of the quarterly interval. The repurchase price of the shares will be the net asset value as of the close of the NYSE on the date the Board sets as the repurchase pricing date. The maximum number of days between the repurchase request deadline and the repurchase pricing date is 14 days.

SUMMARY OF REPURCHASE OFFERS - 4/1/06 THROUGH 3/31/07

--------------------------------------------------------------------------------
REPURCHASE                       REPURCHASE     % OF SHARES      NUMBER OF
REQUEST DEADLINE                OFFER ACCOUNT    TENDERED*    SHARES TENDERED*
--------------------------------------------------------------------------------
4/21/06                              10%           4.105%        759,402.147
--------------------------------------------------------------------------------
6/30/06                              10%           2.321%        451,229.667
--------------------------------------------------------------------------------
10/2/06                              10%           4.384%        897,945.968
--------------------------------------------------------------------------------
1/3/07                               10%           1.958%        469,873.707
--------------------------------------------------------------------------------

* In connection with the repurchase offers, due to the limited number of shares tendered, the Fund did not have to consider whether to repurchase an additional amount of shares, not in excess of 2% of the shares outstanding, and did not need to repurchase any shares on a pro rata basis as described in the Prospectus and Repurchase Offer/Request Form.


18 | Annual Report

Franklin Mutual Recovery Fund

FINANCIAL HIGHLIGHTS

                                                                    ------------------------------------------------------------
                                                                                       YEAR ENDED MARCH 31,
CLASS A                                                                    2007            2006            2005          2004 f
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................   $     13.43     $     12.64     $     11.91     $     11.10
                                                                    ------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ...............................          0.16           (0.02)           0.02           (0.04)

   Net realized and unrealized gains (losses) ...................          2.27            1.52            1.43            0.90
                                                                    ------------------------------------------------------------
Total from investment operations ................................          2.43            1.50            1.45            0.86
                                                                    ------------------------------------------------------------

Less distributions from:

   Net investment income ........................................            --           (0.01)          (0.04)          (0.01)

   Net realized gains ...........................................         (0.82)          (0.70)          (0.68)          (0.04)
                                                                    ------------------------------------------------------------
Total distributions .............................................         (0.82)          (0.71)          (0.72)          (0.05)
                                                                    ------------------------------------------------------------
Net asset value, end of year ....................................   $     15.04     $     13.43     $     12.64     $     11.91
                                                                    ============================================================

Total return c ..................................................         18.73%          12.51%          12.48%           7.77%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliate and expense
   reduction d ..................................................          3.36%           3.53%           3.15%           3.45% e

Expenses net of waiver and payments by affiliate d ..............          3.36%           3.53%           3.05%           3.45% e

Expenses net of waiver and payments by affiliate and expense
   reduction d ..................................................          3.36%           3.52%           3.05%           3.45% e

Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses before waiver and payments by affiliate and expense
      reduction .................................................          3.16%           3.34%           3.11%           3.36% e

   Expenses net of waiver and payments by affiliate .............          3.16%           3.34%           3.02%           3.36% e

   Expenses net of waiver and payments by affiliate and expense
   reduction ....................................................          3.16%           3.33%           3.02%           3.36% e

Net investment income (loss) ....................................          1.11%          (0.19)%          0.17%          (0.89)% e

SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................   $   209,897     $   104,694     $    57,709     $    24,225

Portfolio turnover rate .........................................         85.63%          69.20%          87.68%         129.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from year to year. See below for expense rates that reflect only operating expenses.

e     Annualized.

f     For the period November 3, 2003 (effective date) to March 31, 2004.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Franklin Mutual Recovery Fund

                                                                    ------------------------------------------------------------
                                                                                       YEAR ENDED MARCH 31,
CLASS B                                                                    2007            2006            2005          2004 f
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................   $     13.29     $     12.58     $     11.89     $     11.10
                                                                    ------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ...............................          0.01           (0.11)          (0.06)          (0.07)

   Net realized and unrealized gains (losses) ...................          2.30            1.52            1.43            0.91
                                                                    ------------------------------------------------------------
Total from investment operations ................................          2.31            1.41            1.37            0.84
                                                                    ------------------------------------------------------------

Less distributions from:

   Net investment income ........................................            --              --              --           (0.01)

   Net realized gains ...........................................         (0.82)          (0.70)          (0.68)          (0.04)
                                                                    ------------------------------------------------------------
Total distributions .............................................         (0.82)          (0.70)          (0.68)          (0.05)
                                                                    ------------------------------------------------------------
Net asset value, end of year ....................................   $     14.78     $     13.29     $     12.58     $     11.89
                                                                    ============================================================

Total return c ..................................................         18.00%          11.79%          11.77%           7.55%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliate and expense
   reduction d ..................................................          4.01%           4.18%           3.79%           4.10% e

Expenses net of waiver and payments by affiliate d ..............          4.01%           4.18%           3.69%           4.10% e

Expenses net of waiver and payments by affiliate and expense
   reduction d ..................................................          4.01%           4.17%           3.69%           4.10% e

Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses before waiver and payments by affiliate and expense
      reduction .................................................          3.81%           3.99%           3.75%           4.00% e

   Expenses net of waiver and payments by affiliate .............          3.81%           3.99%           3.65%           4.00% e

   Expenses net of waiver and payments by affiliate and expense
      reduction .................................................          3.81%           3.98%           3.65%           4.00% e

Net investment income (loss) ....................................          0.46%          (0.84)%         (0.47)%         (1.47)% e

SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................   $     5,024     $     4,243     $     3,246     $     1,892

Portfolio turnover rate .........................................         85.63%          69.20%          87.68%         129.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions and contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from year to year. See below for expense rates that reflect only operating expenses.

e     Annualized.

f     For the period November 3, 2003 (effective date) to March 31, 2004.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Mutual Recovery Fund

                                                                    ------------------------------------------------------------
                                                                                       YEAR ENDED MARCH 31,
CLASS C                                                                    2007            2006            2005          2004 f
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................   $     13.29     $     12.58     $     11.89     $     11.10
                                                                    ------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ...............................          0.04           (0.11)          (0.06)          (0.07)

   Net realized and unrealized gains (losses) ...................          2.27            1.52            1.43            0.91
                                                                    ------------------------------------------------------------
Total from investment operations ................................          2.31            1.41            1.37            0.84
                                                                    ------------------------------------------------------------

Less distributions from:

   Net investment income ........................................            --              --              --           (0.01)
   Net realized gains ...........................................         (0.82)          (0.70)          (0.68)          (0.04)
                                                                    ------------------------------------------------------------
Total distributions .............................................         (0.82)          (0.70)          (0.68)          (0.05)
                                                                    ------------------------------------------------------------
Net asset value, end of year ....................................   $     14.78     $     13.29     $     12.58     $     11.89
                                                                    ============================================================
Total return c ..................................................         17.99%          11.79%          11.77%           7.54%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliate
   and expense reduction d ......................................          3.99%           4.18%           3.78%           4.10% e

Expenses net of waiver and payments by affiliate d ..............          3.99%           4.18%           3.68%           4.10% e

Expenses net of waiver and payments by affiliate
   and expense reduction d ......................................          3.99%           4.17%           3.68%           4.10% e

Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses before waiver and payments by affiliate
      and expense reduction .....................................          3.79%           3.99%           3.74%           4.02% e

   Expenses net of waiver and payments by affiliate .............          3.79%           3.99%           3.64%           4.02% e

   Expenses net of waiver and payments by affiliate
      and expense reduction .....................................          3.79%           3.98%           3.64%           4.02% e

Net investment income (loss) ....................................          0.48%          (0.84)%         (0.46)%         (1.52)% e

SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................   $    87,018     $    55,030     $    29,991     $    16,887

Portfolio turnover rate .........................................         85.63%          69.20%          87.68%         129.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions and contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from year to year. See below for expense rates that reflect only operating expenses.

e     Annualized.

f     For the period November 3, 2003 (effective date) to March 31, 2004.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 21

Franklin Mutual Recovery Fund

                                                                    ------------------------------------------------------------
                                                                                       YEAR ENDED MARCH 31,
ADVISOR CLASS                                                              2007            2006            2005          2004 f
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................   $     13.50     $     12.67     $     11.92     $     10.00
                                                                    ------------------------------------------------------------

Income from investment operations a:

   Net investment income (loss) b ...............................          0.21            0.02            0.06           (0.09)

   Net realized and unrealized gains (losses) ...................          2.29            1.53            1.44            2.06
                                                                    ------------------------------------------------------------

Total from investment operations ................................          2.50            1.55            1.50            1.97
                                                                    ------------------------------------------------------------

Less distributions from:

   Net investment income ........................................            --           (0.02)          (0.07)          (0.01)

   Net realized gains ...........................................         (0.82)          (0.70)          (0.68)          (0.04)
                                                                    ------------------------------------------------------------
Total distributions .............................................         (0.82)          (0.72)          (0.75)          (0.05)
                                                                    ------------------------------------------------------------
Net asset value, end of year ....................................   $     15.18     $     13.50     $     12.67     $     11.92
                                                                    ============================================================

Total return c ..................................................         19.24%          12.88%          12.88%          19.76%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliate
   and expense reduction d ......................................          3.01%           3.18%           2.80%           3.10% e

Expenses net of waiver and payments by affiliate d ..............          3.01%           3.18%           2.70%           3.10% e

Expenses net of waiver and payments by affiliate
   and expense reduction d ......................................          3.01%           3.17%           2.70%           3.10% e

Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses before waiver and payments by affiliate
      and expense reduction .....................................          2.81%           2.99%           2.76%           3.01% e

   Expenses net of waiver and payments by affiliate .............          2.81%           2.99%           2.66%           3.01% e

   Expenses net of waiver and payments by affiliate
      and expense reduction .....................................          2.81%           2.98%           2.66%           3.10% e

Net investment income (loss) ....................................          1.46%           0.16%           0.52%          (1.01)% e

SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................   $   152,068     $    80,420     $    71,586     $    45,854

Portfolio turnover rate .........................................         85.63%          69.20%          87.68%         129.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.


c     Total return is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from year to year. See below for expense rates that reflect only operating expenses.

e     Annualized.

f     For the period June 2, 2003 (commencement of operations) to March 31,
      2004.


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Mutual Recovery Fund

STATEMENT OF INVESTMENTS, MARCH 31, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                      COUNTRY         CONTRACTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS 82.8%

        COMMON STOCKS AND OTHER EQUITY INTERESTS 75.4%
        AIRLINES 1.2%
      a ACE Aviation Holdings Inc., A ..........................................       Canada            191,032      $   5,040,134
    a,b ACE Aviation Holdings Inc., A, 144A ....................................       Canada             10,020            264,365
                                                                                                                      -------------
                                                                                                                          5,304,499
                                                                                                                      -------------
        AUTOMOBILES 1.3%
        General Motors Corp. ...................................................   United States         131,620          4,032,837
a,c,d,e International Automotive Components Group Brazil LLC ...................       Brazil            155,394            893,516
a,c,d,e International Automotive Components Group Japan LLC ....................       Japan              16,213            137,579
a,c,d,e International Automotive Components Group LLC ..........................     Luxembourg          660,308            660,308
a,c,d,e International Automotive Components Group NA LLC .......................   United States         146,400            146,400
                                                                                                                      -------------
                                                                                                                          5,870,640
                                                                                                                      -------------
        BUILDING PRODUCTS 0.8%
      a Armstrong World Industries Inc. ........................................   United States          51,087          2,597,774
    a,f Armstrong World Industries Inc., Contingent Distribution ...............   United States       5,819,475             94,566
      a Owens Corning Inc. .....................................................   United States           4,100            130,626
    a,c Owens Corning Inc., (restricted) .......................................   United States          28,553            864,214
    a,c Owens Corning Inc., options to purchase (shares), exercise price
           $37.50, expiration date 1/02/08 .....................................   United States          25,472                 --
    a,c Owens Corning Inc., options to sell (shares), exercise price $25.00,
           expiration date 4/06/07 .............................................   United States          25,472                 --
                                                                                                                      -------------
                                                                                                                          3,687,180
                                                                                                                      -------------
        CAPITAL MARKETS 0.5%
        Investors Financial Services Corp. .....................................   United States          37,723          2,193,592
                                                                                                                      -------------
        CHEMICALS 1.5%
      a Arkema .................................................................       France              7,388            423,462
        Koninklijke DSM NV .....................................................    Netherlands          140,320          6,285,072
                                                                                                                      -------------
                                                                                                                          6,708,534
                                                                                                                      -------------
        COMMERCIAL BANKS 3.9%
        ABN Amro Holding NV ....................................................    Netherlands          219,498          9,444,603
  a,c,e Elephant Capital Holdings Ltd. .........................................       Japan                 296            336,399
  a,c,e NCB Warrant Holdings Ltd., A ...........................................       Japan              13,135          1,344,134
        Placer Sierra Bancshares ...............................................   United States         240,340          6,503,600
                                                                                                                      -------------
                                                                                                                         17,628,736
                                                                                                                      -------------
        COMMERCIAL SERVICES & SUPPLIES 1.3%
  a,c,e First Chicago Bancorp ..................................................   United States         410,714          5,749,996
                                                                                                                      -------------
        COMMUNICATIONS EQUIPMENT 1.2%
      a Sycamore Networks Inc. .................................................   United States       1,428,923          5,344,172
                                                                                                                      -------------
        CONSTRUCTION MATERIALS 1.9%
        Rinker Group Ltd. ......................................................     Australia           593,654          8,670,410
                                                                                                                      -------------


                                                              Annual Report | 23

Franklin Mutual Recovery Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                      COUNTRY         CONTRACTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)

        CONSUMER FINANCE 1.8%
  a,c,e Cerberus FIM Investors Auto Finance LLC ................................   United States         386,587      $     353,882
  a,c,e Cerberus FIM Investors Commercial Finance LLC ..........................   United States          49,398             45,219
  a,c,e Cerberus FIM Investors Commercial Mortgage LLC .........................   United States          84,523             77,372
  a,c,e Cerberus FIM Investors Insurance LLC ...................................   United States         402,674            368,608
  a,c,e Cerberus FIM Investors Rescap LLC ......................................   United States         854,068            781,814
        Takefuji Corp. .........................................................       Japan             160,830          6,455,309
                                                                                                                      -------------
                                                                                                                          8,082,204
                                                                                                                      -------------
        CONTAINERS & PACKAGING 3.0%
      g Temple-Inland Inc. .....................................................   United States         229,800         13,728,252
                                                                                                                      -------------
        DIVERSIFIED TELECOMMUNICATION SERVICES 1.9%
a,c,d,e AboveNet Inc. ..........................................................   United States          39,586          1,212,915
a,d,e,f AboveNet Inc., Contingent Distribution .................................   United States       2,387,000                 --
  a,c,d AboveNet Inc., options to purchase (shares), exercise price $20.95,
           expiration date 9/09/13 .............................................   United States              55              1,444
        Verizon Communications Inc. ............................................   United States         193,107          7,322,617
                                                                                                                      -------------
                                                                                                                          8,536,976
                                                                                                                      -------------
        ENERGY EQUIPMENT & SERVICES 0.2%
      a Universal Compression Holdings Inc. ....................................   United States          13,400            906,912
                                                                                                                      -------------
        FOOD & STAPLES RETAILING 1.7%
        CVS/Caremark Corp. .....................................................   United States         227,609          7,770,571
                                                                                                                      -------------
        FOOD PRODUCTS 1.6%
        CSM NV .................................................................    Netherlands          201,500          7,184,787
                                                                                                                      -------------
        HEALTH CARE EQUIPMENT & SUPPLIES 0.5%
        Bausch & Lomb Inc. .....................................................   United States          16,796            859,283
      a Boston Scientific Corp. ................................................   United States         105,057          1,527,529
                                                                                                                      -------------
                                                                                                                          2,386,812
                                                                                                                      -------------
        HEALTH CARE PROVIDERS & SERVICES 0.7%
a,c,d,e Kindred Healthcare Inc. ................................................   United States         103,800          3,232,436
a,c,d,e Kindred Healthcare Inc., options to purchase (shares):
           exercise price $23.75, expiration date 7/17/11 ......................   United States             166              1,227
           exercise price $26.00, expiration date 1/01/12 ......................   United States              50                257
           exercise price $9.07, expiration date 1/01/13 .......................   United States              71              1,567
           exercise price $25.99, expiration date 1/01/14 ......................   United States              71                366
           exercise price $27.90, expiration date 1/10/15 ......................   United States              38                123
           exercise price $28.89, expiration date 1/10/16 ......................   United States              17                 38
                                                                                                                      -------------
                                                                                                                          3,236,014
                                                                                                                      -------------
        HOTELS, RESTAURANTS & LEISURE 0.6%
      a Trump Entertainment Resorts Inc. .......................................   United States         153,564          2,774,902
                                                                                                                      -------------


24 | Annual Report

Franklin Mutual Recovery Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                      COUNTRY         CONTRACTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 4.2%
        Constellation Energy Group .............................................   United States          120,550     $  10,481,823
        TXU Corp. ..............................................................   United States          136,660         8,759,906
                                                                                                                      -------------
                                                                                                                         19,241,729
                                                                                                                      -------------
        INDUSTRIAL CONGLOMERATES 5.2%
      d Orkla ASA ..............................................................       Norway             144,420        10,179,457
        Tyco International Ltd. ................................................   United States          341,680        10,780,004
        Walter Industries Inc. .................................................   United States          112,165         2,776,084
                                                                                                                      -------------
                                                                                                                         23,735,545
                                                                                                                      -------------
        INSURANCE 2.3%
  a,c,e Imagine Group Holdings Ltd. ............................................      Bermuda             287,034         3,148,763
    c,e Symetra Financial ......................................................   United States           51,200         7,380,480
                                                                                                                      -------------
                                                                                                                         10,529,243
                                                                                                                      -------------
        LEISURE EQUIPMENT & PRODUCTS 1.2%
      h Mattel Inc. ............................................................   United States          197,470         5,444,248
                                                                                                                      -------------
        MACHINERY 1.4%
  a,c,e Motor Coach Industries International Inc., wts., 5/27/09 ...............   United States                1                --
        Scania AB ..............................................................       Sweden              81,950         6,432,883
                                                                                                                      -------------
                                                                                                                          6,432,883
                                                                                                                      -------------
        MEDIA 9.2%
    a,f Adelphia Communications Corp., Contingent Distribution .................   United States       11,561,000         3,951,744
      a Adelphia Recovery Trust ................................................   United States       11,280,134         1,099,813
    a,f Century Communications Arahova Contingent Value Vehicle,
           Contingent Distribution .............................................   United States        1,018,915           562,950
    a,f Century Communications Corp., Contingent Distribution ..................   United States        2,826,000           113,040
        Eutelsat Communications ................................................       France             119,403         2,698,008
        News Corp., A ..........................................................   United States          273,750         6,329,100
        Sun-Times Media Group Inc., A ..........................................   United States          112,700           558,992
      a Time Warner Cable Inc., A ..............................................   United States          189,887         7,115,066
      g Time Warner Inc. .......................................................   United States          306,053         6,035,365
        Virgin Media Inc. ......................................................  United Kingdom          525,812        13,276,753
                                                                                                                      -------------
                                                                                                                         41,740,831
                                                                                                                      -------------
        METALS & MINING 3.5%
  c,d,e Esmark Inc. ............................................................   United States            1,363         1,132,366
        IPSCO Inc. .............................................................   United States            6,860           901,404
        Olympic Steel Inc. .....................................................   United States          148,720         4,608,833
        Ryerson Inc. ...........................................................   United States          236,240         9,359,829
                                                                                                                      -------------
                                                                                                                         16,002,432
                                                                                                                      -------------


                                                              Annual Report | 25

Franklin Mutual Recovery Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                      COUNTRY         CONTRACTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        MULTI-UTILITIES & UNREGULATED POWER 1.3%
        NorthWestern Corp. .....................................................   United States         168,933      $   5,985,296
    a,f Northwestern Corp., Contingent Distribution ............................   United States           1,020                  2
      a NorthWestern Corp., wts., 11/01/07 .....................................   United States             366              4,427
                                                                                                                      -------------
                                                                                                                          5,989,725
                                                                                                                      -------------
        OIL & GAS & CONSUMABLE FUELS 1.0%
      a Giant Industries Inc. ..................................................   United States          57,420          4,343,823
                                                                                                                      -------------
        PAPER & FOREST PRODUCTS 1.9%
        Domtar Corp. ...........................................................      Canada             163,586          1,522,986
        Weyerhaeuser Co. .......................................................   United States          92,502          6,913,599
                                                                                                                      -------------
                                                                                                                          8,436,585
                                                                                                                      -------------
        PHARMACEUTICALS 1.6%
      a Watson Pharmaceuticals Inc. ............................................   United States         275,670          7,285,958
                                                                                                                      -------------
        REAL ESTATE 3.1%
        Link REIT ..............................................................     Hong Kong         3,238,527          7,792,643
      a Realogy Corp. ..........................................................   United States         219,650          6,503,836
                                                                                                                      -------------
                                                                                                                         14,296,479
                                                                                                                      -------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.2%
      a Agere Systems Inc. .....................................................   United States         238,949          5,405,026
                                                                                                                      -------------
        SOFTWARE 1.8%
      a Hyperion Solutions Corp. ...............................................   United States         156,010          8,085,998
                                                                                                                      -------------
        TOBACCO 10.9%
        Altadis SA .............................................................       Spain             172,856         11,096,504
        Altria Group Inc. ......................................................   United States         167,460         14,704,663
        Imperial Tobacco Group PLC .............................................  United Kingdom         178,562          7,992,750
        Japan Tobacco Inc. .....................................................       Japan               1,528          7,507,421
        KT&G Corp. .............................................................    South Korea          124,665          8,148,472
                                                                                                                      -------------
                                                                                                                         49,449,810
                                                                                                                      -------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
           (COST $297,649,127) .................................................                                        342,185,504
                                                                                                                      -------------
        PREFERRED STOCK (COST $5,070,484) 1.1%
        METALS & MINING 1.1%
  c,d,e Esmark Inc., 8.00%, cvt. pfd., A .......................................   United States           5,070          4,949,603
                                                                                                                      -------------


26 | Annual Report

Franklin Mutual Recovery Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                     COUNTRY           AMOUNT n           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS & NOTES 2.7%
      b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 .................      Canada             430,000 CAD  $     416,219
    c,e Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 ..............   United States       1,153,479          1,055,895
    c,e Cerberus FIM Investors Commercial Finance LLC, 12.00%, 11/22/13 ........   United States         148,194            135,657
    c,e Cerberus FIM Investors Commercial Mortgage LLC, 12.00%, 11/22/13 .......   United States         253,570            232,118
    c,e Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 .................   United States       1,208,021          1,105,822
    c,e Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ....................   United States       2,562,205          2,345,443
  c,d,e International Automotive Components Group NA LLC,
           9.00%, 4/01/17 ......................................................   United States          90,167             90,167
  c,e,j Motor Coach Industries International Inc., FRN, 18.37%, 12/01/08 .......   United States       3,205,638          3,301,807
        Trump Entertainment Resorts Inc., 8.50%, 5/20/15 .......................   United States       2,801,691          2,843,716
    c,e Wheeling-Pittsburgh Corp., cvt., 6.00%, 11/15/08 .......................   United States         649,000            649,000
                                                                                                                      -------------
        TOTAL CORPORATE BONDS & NOTES (COST $12,357,842) .......................                                         12,175,844
                                                                                                                      -------------
        CORPORATE BONDS & NOTES IN REORGANIZATION 3.6%
    i,j Collins & Aikman Products Co.,
           Revolver, FRN, 11.50%, 8/31/09 ......................................   United States          16,013              6,485
           Tranche B1 Term Loan, FRN, 11.50%, 8/31/11 ..........................   United States          37,800             15,309
      i Dana Corp.,
           6.50%, 3/01/09 ......................................................   United States         146,000            112,785
           5.85%, 1/15/15 ......................................................   United States         397,000            297,750
           7.00%, 3/01/29 ......................................................   United States          88,000             66,880
           senior note, 7.00%, 3/15/28 .........................................   United States          30,000             22,875
    i,j Eurotunnel PLC,
           S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26 .............  United Kingdom          37,000 GBP         30,212
         b Senior Tranche G2 Term Loan A, 144A, FRN, 5.747%, 12/15/12 ..........  United Kingdom          65,100 GBP        128,087
           Tier 2, FRN, 5.959%, 12/31/18 .......................................  United Kingdom           9,600 GBP         19,361
           Tier 3, FRN, 5.895%, 12/31/25 .......................................  United Kingdom       3,615,500 GBP      6,420,093
      i Eurotunnel SA,
         j S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26 ..............      France              23,000 EUR         12,747
           Senior Tranche H1 Term Loan (KfW Advance), 8.78%, 12/15/12 ..........      France              18,500 EUR         24,706
         j Tier 3 (LIBOR), FRN, 4.300%, 12/31/25 ...............................      France           7,850,800 EUR      9,462,127
         j Tier 3 (PIBOR), FRN, 4.304%, 12/31/25 ...............................      France              41,370 EUR         49,861
                                                                                                                      -------------
        TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
           (COST $9,537,805) ...................................................                                         16,669,278
                                                                                                                      -------------
        SHORT TERM INVESTMENTS (COST $67,657,930) 14.9%
    g,k Federal Home Loan Bank, 4/02/07 - 8/10/07 ..............................   United States      67,900,000         67,683,622
                                                                                                                      -------------
        TOTAL INVESTMENTS (COST $392,273,188) 97.7% ............................                                        443,663,851
        OPTIONS WRITTEN (0.5)% .................................................                                         (2,284,660)
        SECURITIES SOLD SHORT (2.4)% ...........................................                                        (10,868,620)
        NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.2)% ...............                                           (986,789)
        OTHER ASSETS, LESS LIABILITIES 5.4% ....................................                                         24,482,720
                                                                                                                      -------------
        NET ASSETS 100.0% ......................................................                                      $ 454,006,502
                                                                                                                      =============


                                                              Annual Report | 27

Franklin Mutual Recovery Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      COUNTRY           CONTRACTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      l OPTIONS WRITTEN 0.5%
        LEISURE EQUIPMENT & PRODUCTS 0.5%
        Mattel Inc., July 15.00 Calls, 7/21/07 .................................   United States            986       $   1,262,080
        Mattel Inc., July 17.50 Calls, 7/21/07 .................................   United States            988           1,022,580
                                                                                                                      -------------
        TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $1,351,726) ...................                                          2,284,660
                                                                                                                      -------------

                                                                                                        --------
                                                                                                         SHARES
                                                                                                        --------
      m SECURITIES SOLD SHORT 2.4%
        CAPITAL MARKETS 0.5%
        State Street Corp. .....................................................   United States         36,600           2,369,850
                                                                                                                      -------------
        COMMERCIAL BANKS 0.5%
        Wells Fargo & Co. ......................................................   United States         60,110           2,069,588
                                                                                                                      -------------
        ELECTRIC UTILITIES 1.0%
        Iberdrola SA, Br. ......................................................       Spain             97,220           4,594,770
                                                                                                                      -------------
        FOOD PRODUCTS 0.4%
        Kraft Foods Inc., A ....................................................   United States         57,941           1,834,412
                                                                                                                      -------------
        TOTAL SECURITIES SOLD SHORT (PROCEEDS $10,708,339) .....................                                      $  10,868,620
                                                                                                                      -------------

CURRENCY ABBREVIATIONS

CAD   - Canadian Dollar
EUR   - Euro
GBP   - British Pound

SELECTED PORTFOLIO ABBREVIATIONS

FRN   - Floating Rate Note
LIBOR - London InterBank Offered Rate
PIBOR - Paris InterBank Offered Rate
REIT  - Real Estate Investment Trust

a     Non-income producing for the twelve months ended March 31, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2007, the aggregate value of these securities was $808,671, representing 0.18% of net assets.

c     See Note 11 regarding restricted securities.

d     See Note 12 regarding other considerations - security board member.

e Security has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2007, the aggregate value of these securities was $40,871,277, representing 9.00% of net assets.

f Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

g See Note 1(f) regarding securities segregated with broker for securities sold short.

h A portion or all of the security is held in connection with written option contracts opened at year end.

i     See Note 10 regarding defaulted securities.

j     The coupon rate shown represents the rate at period end.

k     The security is traded on a discount basis with no stated coupon rate.

l     See Note 1(e) regarding written options.

m     See Note 1(f) regarding securities sold short.

n     The principal amount is stated in U.S. dollars unless otherwise indicated.


28 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Mutual Recovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

Assets:
   Investments in securities:
      Cost ...................................................................................    $   392,273,188
                                                                                                  ---------------
      Value (includes securities segregated with broker for securities sold short
         in the amount of $22,708,963) .......................................................    $   443,663,851
   Cash ......................................................................................            114,460
   Cash on deposit with brokers for securities sold short ....................................         16,919,484
   Cash on deposit held in escrow ............................................................             81,100
   Foreign currency, at value (cost $1,865,935) ..............................................          1,860,510
   Receivables:
      Investment securities sold .............................................................          1,779,280
      Capital shares sold ....................................................................          5,322,762
      Dividends and interest .................................................................          1,375,211
      Other ..................................................................................             33,004
   Unrealized gain on forward exchange contracts (Note 9) ....................................             28,007
   Due from broker - synthetic equity swaps (Note 8) .........................................          1,818,348
                                                                                                  ---------------
         Total assets ........................................................................        472,996,017
                                                                                                  ---------------
Liabilities:
   Payables:
      Investment securities purchased ........................................................          3,495,129
      Affiliates .............................................................................          1,168,678
   Options written, at value (premiums received $1,351,726) ..................................          2,284,660
   Securities sold short, at value (proceeds $10,708,339) ....................................         10,868,620
   Unrealized loss on forward exchange contracts (Note 9) ....................................          1,014,796
   Accrued expenses and other liabilities ....................................................            157,632
                                                                                                  ---------------
         Total liabilities ...................................................................         18,989,515
                                                                                                  ---------------
            Net assets, at value .............................................................    $   454,006,502
                                                                                                  ===============
Net assets consist of:
   Paid-in capital ...........................................................................    $   390,011,920
   Undistributed net investment income .......................................................          3,556,965
   Net unrealized appreciation (depreciation) ................................................         49,871,102
   Accumulated net realized gain (loss) ......................................................         10,566,515
                                                                                                  ---------------
            Net assets, at value .............................................................    $   454,006,502
                                                                                                  ===============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 29

Franklin Mutual Recovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2007

CLASS A:
   Net assets, at value ......................................................................    $   209,896,941
                                                                                                  ===============
   Shares outstanding ........................................................................         13,959,678
                                                                                                  ===============
   Net asset value per share a ...............................................................    $         15.04
                                                                                                  ===============
   Maximum offering price per share (net asset value per share / 94.25%) .....................    $         15.96
                                                                                                  ===============

CLASS B:
   Net assets, at value ......................................................................    $     5,024,064
                                                                                                  ===============
   Shares outstanding ........................................................................            340,003
                                                                                                  ===============
   Net asset value and maximum offering price per share a ....................................    $         14.78
                                                                                                  ===============

CLASS C:
   Net assets, at value ......................................................................    $    87,017,869
                                                                                                  ===============
   Shares outstanding ........................................................................          5,887,160
                                                                                                  ===============
   Net asset value and maximum offering price per share a ....................................    $         14.78
                                                                                                  ===============

ADVISOR CLASS:
   Net assets, at value ......................................................................    $   152,067,628
                                                                                                  ===============
   Shares outstanding ........................................................................         10,019,086
                                                                                                  ===============
   Net asset value and maximum offering price per share a ....................................    $         15.18
                                                                                                  ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


30 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Mutual Recovery Fund

STATEMENT OF OPERATIONS
for the year ended March 31, 2007

Investment income:
   Dividends (net of foreign taxes of $273,780) ..............................................    $     9,413,342
   Interest ..................................................................................          3,949,523
   Income from securities loaned - net .......................................................             59,106
   Other income (Note 14) ....................................................................              2,142
                                                                                                  ---------------
         Total investment income .............................................................         13,424,113
                                                                                                  ---------------
Expenses:
   Management fees (Note 4a) .................................................................          6,639,829
   Administrative fees (Note 4b) .............................................................            599,394
   Distribution fees (Note 4c)
      Class A ................................................................................            470,786
      Class B ................................................................................             43,909
      Class C ................................................................................            634,664
   Transfer agent fees (Note 4e) .............................................................            567,267
   Custodian fee (Note 5) ....................................................................             20,367
   Reports to shareholders ...................................................................             76,001
   Registration and filing fees ..............................................................            120,646
   Professional fees .........................................................................            319,777
   Trustees' fees and expenses ...............................................................             57,628
   Dividends on securities sold short ........................................................            604,703
   Other .....................................................................................             48,047
                                                                                                  ---------------
         Total expenses ......................................................................         10,203,018
         Expense reductions (Note 5) .........................................................            (12,590)
                                                                                                  ---------------
         Net expenses ........................................................................         10,190,428
                                                                                                  ---------------
            Net investment income ............................................................          3,233,685
                                                                                                  ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ............................................................................         28,423,867
      Written options ........................................................................            (19,566)
      Foreign currency transactions ..........................................................         (2,704,322)
      Securities sold short ..................................................................         (4,682,690)
      Synthetic equity swaps .................................................................            746,194
                                                                                                  ---------------
         Net realized gain (loss) ............................................................         21,763,483
                                                                                                  ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ............................................................................         30,823,783
      Translation of assets and liabilities denominated in foreign currencies ................           (794,182)
                                                                                                  ---------------
         Net change in unrealized appreciation (depreciation) ................................         30,029,601
                                                                                                  ---------------
Net realized and unrealized gain (loss) ......................................................         51,793,084
                                                                                                  ---------------
Net increase (decrease) in net assets resulting from operations ..............................    $    55,026,769
                                                                                                  ===============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 31

Franklin Mutual Recovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               --------------------------------
                                                                                                      YEAR ENDED MARCH 31,
                                                                                               --------------------------------
                                                                                                     2007           2006
                                                                                               --------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .........................................................   $    3,233,685   $     (421,622)
      Net realized gain (loss) from investments, written options, securities sold short,
         foreign currency transactions, and synthetic equity swaps .........................       21,763,483       12,893,605
      Net change in unrealized appreciation (depreciation) on investments and translation of
         assets and liabilities denominated in foreign currencies ..........................       30,029,601       11,355,819
                                                                                               --------------------------------
            Net increase (decrease) in net assets resulting from operations ................       55,026,769       23,827,802
                                                                                               --------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...........................................................................               --          (69,292)
         Advisor Class .....................................................................               --         (124,522)
      Net realized gains:
         Class A ...........................................................................       (7,635,415)      (4,142,673)
         Class B ...........................................................................         (259,091)        (204,421)
         Class C ...........................................................................       (3,766,825)      (2,274,806)
         Advisor Class .....................................................................       (5,590,468)      (4,081,176)
                                                                                               --------------------------------
   Total distributions to shareholders .....................................................      (17,251,799)     (10,896,890)
                                                                                               --------------------------------
   Capital share transactions: (Note 3)
         Class A ...........................................................................       87,953,011       41,571,942
         Class B ...........................................................................          295,466          782,215
         Class C ...........................................................................       24,428,460       22,393,491
         Advisor Class .....................................................................       59,167,599        4,177,413
                                                                                               --------------------------------

   Total capital share transactions ........................................................      171,844,536       68,925,061
                                                                                               --------------------------------
            Net increase (decrease) in net assets ..........................................      209,619,506       81,855,973
Net assets:
   Beginning of year .......................................................................      244,386,996      162,531,023
                                                                                               --------------------------------
   End of year .............................................................................   $  454,006,502   $  244,386,996
                                                                                               ================================
Undistributed net investment income/distributions in excess of net investment income included in net assets:
      End of year ..........................................................................   $    3,556,965   $      (68,131)
                                                                                               ================================


32| The accompanying notes are an integral part of these financial statements.
  | Annual Report

Franklin Mutual Recovery Fund

STATEMENT OF CASH FLOWS
for the year ended March 31, 2007

Cash flow from operating activities:
      Dividends, interest and other income received ...........................................................   $     11,360,752
      Operating expenses paid .................................................................................         (9,656,383)
      Purchases of long-term investments ......................................................................       (445,333,806)
      Cash on deposit with brokers for securities sold short ..................................................         17,086,273
      Cash on deposit held in escrow ..........................................................................            (81,100)
      Due from broker - synthetic equity swaps ................................................................         (1,196,048)
      Realized loss on foreign currency transactions ..........................................................         (2,704,322)
      Proceeds from sales and maturities of long-term investments .............................................        335,142,718
      Proceeds from net sales of short-term investments .......................................................        (58,125,744)
                                                                                                                  ----------------
         Cash used - operating activities .....................................................................       (153,507,660)
                                                                                                                  ----------------
Cash flow from financing activities:
      Net proceeds from capital stock activities ..............................................................        153,025,330
      Distributions to shareholders (net of reinvestments) ....................................................         (2,880,526)
                                                                                                                  ----------------
         Cash used - financing activities .....................................................................        150,144,804
                                                                                                                  ----------------
Net increase (decrease) in cash ...............................................................................         (3,362,856)
Cash at beginning of year .....................................................................................          5,337,826
                                                                                                                  ----------------
Cash at end of year ...........................................................................................   $      1,974,970
                                                                                                                  ================

Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operating Activities to Net Cash Used in
Operating Activities for the year ended March 31, 2007
Net increase (decrease) in net assets resulting from operating activities .....................................   $     55,026,769
   Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net used by operating activities:
         Increase in dividends and interest receivable and other assets .......................................           (765,162)
         Increase in affiliates, accrued expenses and other liabilities .......................................            534,045
         Decrease in cash on deposit with brokers for securities sold short ...................................         17,086,273
         Increase in cash on deposit held in escrow ...........................................................            (81,100)
         Increase in due from broker - synthetic equity swaps .................................................         (1,196,048)
         Decrease in receivables for investments sold .........................................................            395,964
         Decrease in payable for investments purchased ........................................................         (2,879,086)
         Increase in cost of investments ......................................................................       (191,812,567)
         Net change in unrealized appreciation/depreciation on investments ....................................        (29,816,748)
                                                                                                                  ----------------
Net cash used in operating activities .........................................................................   $   (153,507,660)
                                                                                                                  ----------------

Noncash financing activities - reinvestment of dividends ......................................................   $     14,371,273
                                                                                                                  ----------------


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 33

Franklin Mutual Recovery Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Recovery (the Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a non-diversified, closed-end, continuously offered investment company. The Fund offers four classes of shares:
Class A, Class B, Class C, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the


34 | Annual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign


                                                              Annual Report | 35

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


36 | Annual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At March 31, 2007, the Fund had no securities on loan.

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold


                                                              Annual Report | 37

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. There were no redemption fees for the year.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


38 | Annual Report

Franklin Mutual Recovery Fund

2. TENDER SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Trustees, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the repurchase pricing date.

3. SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                          ---------------------------------------------------------
                                                            YEAR ENDED MARCH 31,
                                                    2007                          2006
                                          ---------------------------------------------------------
                                            SHARES         AMOUNT         SHARES         AMOUNT
                                          ---------------------------------------------------------
CLASS A SHARES:
   Shares sold ........................    6,675,831    $ 94,860,308     3,548,080    $ 45,627,243
   Shares issued in reinvestment
      of distributions ................      448,937       6,116,415       273,474       3,471,536
   Shares redeemed ....................     (962,664)    (13,023,712)     (590,990)     (7,526,837)
                                          ---------------------------------------------------------
   Net increase (decrease) ............    6,162,104    $ 87,953,011     3,230,564    $ 41,571,942
                                          =========================================================
CLASS B SHARES:
   Shares sold ........................       27,269    $    381,827        74,543    $    951,920
   Shares issued in reinvestment
      of distributions ................       15,952         213,608        13,864         174,829
   Shares redeemed ....................      (22,423)       (299,969)      (27,179)       (344,534)
                                          ---------------------------------------------------------
   Net increase (decrease) ............       20,798    $    295,466        61,228    $    782,215
                                          =========================================================
CLASS C SHARES:
   Shares sold ........................    1,825,124    $ 25,470,660     1,874,928    $ 23,892,951
   Shares issued in reinvestment
      of distributions ................      231,665       3,115,666       143,033       1,803,849
   Shares redeemed ....................     (309,733)     (4,157,866)     (261,428)     (3,303,309)
                                          ---------------------------------------------------------
   Net increase (decrease) ............    1,747,056    $ 24,428,460     1,756,533    $ 22,393,491
                                          =========================================================
ADVISOR CLASS SHARES:
   Shares sold ........................    5,034,423    $ 72,565,514     1,629,455    $ 21,059,695
   Shares issued in reinvestment
      of distributions ................      357,448       4,925,584       279,075       3,555,412
   Shares redeemed ....................   (1,330,720)    (18,323,499)   (1,602,795)    (20,437,694)
                                          ---------------------------------------------------------
   Net increase (decrease) ............    4,061,151    $ 59,167,599       305,735    $  4,177,413
                                          =========================================================


                                                              Annual Report | 39

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

--------------------------------------------------------------------------------------------
SUBSIDIARY                                                          AFFILIATION
--------------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                     Investment manager
Franklin Templeton Services, LLC (FT Services)                      Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)       Transfer agent

A. MANAGEMENT FEES

The Fund pays Franklin Mutual an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its performance fee index, the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index, (the "Fund performance differential"), over the preceding twelve-month period (the performance period). A performance adjustment is applicable if the Fund performance differential exceeds 1.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 1.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, was 2.21% of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


40 | Annual Report

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....................................   0.35%
Class B .....................................   1.00%
Class C .....................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .......................   $ 79,144
Contingent deferred sales charges retained ...........   $  7,726

E. TRANSFER AGENT FEES

For the year ended March 31, 2007, the Fund paid transfer agent fees of $567,267, of which $450,430 was retained by Investor Services.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

The tax character of distributions paid during the years ended March 31, 2007 and 2006, was as follows:

                                            -------------------------
                                               2007           2006
                                            -------------------------
Distributions paid from:
   Ordinary income ......................   $11,346,562   $ 6,818,946
   Long term capital gain ...............     5,905,237     4,077,944
                                            -------------------------
                                            $17,251,799   $10,896,890
                                            =========================


                                                              Annual Report | 41

Franklin Mutual Recovery Fund

6. INCOME TAXES (CONTINUED)

At March 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..................................   $ 393,370,561
                                                         =============

Unrealized appreciation ..............................   $  55,335,948
Unrealized depreciation ..............................      (5,042,658)
                                                         -------------
Net unrealized appreciation (depreciation) ...........   $  50,293,290
                                                         =============

Undistributed ordinary income ........................   $   7,572,484
Undistributed long term capital gains ................       6,811,711
                                                         -------------
Distributable earnings ...............................   $  14,384,195
                                                         =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, REIT/ROC adjustments, organization costs, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, REIT/ROC adjustments, foreign currency transactions, and certain dividends on securities sold short.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2007, the Fund deferred realized currency losses of $117,891.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended March 31, 2007, aggregated $416,975,536 and $231,213,935, respectively.

Transactions in options written during the year ended March 31, 2007, were as follows:

                                                    -------------------------
                                                    NUMBER OF     PREMIUMS
                                                    CONTRACTS     RECEIVED
                                                    -------------------------
Options outstanding at March 31, 2006 ...........          --    $        --
Options written .................................       2,781      1,433,110
Options expired .................................        (307)       (33,886)
Options exercised ...............................          --             --
Options closed ..................................        (500)       (47,498)
                                                    -------------------------
Options outstanding at March 31, 2007 ...........       1,974    $ 1,351,726
                                                    =========================


42 | Annual Report

Franklin Mutual Recovery Fund

8. SYNTHETIC EQUITY SWAPS

As of March 31, 2007, the Fund had the following synthetic equity swaps outstanding:

-----------------------------------------------------------------------------------------------
                                              NUMBER OF    NOTIONAL    UNREALIZED   UNREALIZED
CONTRACTS TO BUY                              CONTRACTS      VALUE        GAIN         LOSS
-----------------------------------------------------------------------------------------------
Scottish Power PLC (7.41 - 7.70 GBP) .......    590,642   $9,296,941   $  520,531   $        --
                                                                       ------------------------
Net unrealized gain (loss) on synthetic
   equity swaps ............................                           $  520,531   $        --
                                                                       ========================

9. FORWARD EXCHANGE CONTRACTS

At March 31, 2007, the Fund had the following forward exchange contracts outstanding:

                                                  CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
                                                   AMOUNT        DATE         GAIN          LOSS
-----------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
          100,000   British Pound ............      196,950     4/10/07     $   199     $         --
        6,535,246   British Pound ............   12,761,981     4/10/07          --          (96,151)
        2,603,413   Euro .....................    3,456,558     4/24/07          --          (23,657)
        8,940,821   Australian Dollar ........    6,991,722     5/14/07          --         (232,920)
       34,902,324   Swedish Krona ............    4,975,137     5/15/07          --          (37,407)
       18,587,648   Norwegian Krone ..........    3,068,528     6/07/07       5,092               --
       28,500,000   Norwegian Krone ..........    4,556,011     6/07/07          --         (141,083)
    1,120,245,457   Japanese Yen .............    9,629,355     6/19/07      21,984               --
        7,173,156   Canadian Dollar ..........    6,208,052     6/26/07          --          (21,334)
       23,385,482   Euro .....................   30,936,397     8/27/07          --         (461,636)
      224,250,000   Korean Won ...............      240,000     9/27/07         732               --
      787,845,000   Korean Won ...............      840,000     9/27/07          --             (608)
                                                                           --------------------------
         Unrealized gain (loss) on forward exchange contracts ..........     28,007       (1,014,796)
                                                                           --------------------------
             Net unrealized gain (loss) on forward exchange contracts ..    $    --     $   (986,789)
                                                                           ==========================

10. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At March 31, 2007, the aggregate value of these securities was $16,669,278, representing 3.67% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


                                                              Annual Report | 43

Franklin Mutual Recovery Fund

11. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At March 31, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                    ACQUISITION
CONTRACTS           ISSUER                                             DATES            COST           VALUE
---------------------------------------------------------------------------------------------------------------
        39,586      AboveNet Inc. ............................   9/03/03-12/02/03    $ 1,511,610   $  1,212,915
            55      Abovenet Inc., options to purchase
                       (shares), exercise price $20.95,
                       expiration date 9/09/13 ...............   4/17/06-9/08/06              --          1,444
       386,587      Cerberus FIM Investors Auto Finance
                       LLC ...................................       11/20/06            386,587        353,882
     1,153,479      Cerberus FIM Investors Auto Finance
                       LLC, 12.00%, 11/22/13 .................       11/21/06          1,153,479      1,055,895
        49,398      Cerberus FIM Investors Commercial
                       Finance LLC ...........................       11/20/06             49,398         45,219
       148,194      Cerberus FIM Investors Commercial
                       Finance LLC, 12.00%, 11/22/13 .........       11/20/06            148,194        135,657
        84,523      Cerberus FIM Investors Commercial
                       Mortgage LLC ..........................       11/20/06             84,523         77,372
       253,570      Cerberus FIM Investors Commercial
                       Mortgage LLC, 12.00%, 11/22/13 ........       11/20/06            253,570        232,118
       402,674      Cerberus FIM Investors Insurance LLC .....       11/20/06            402,674        368,608
     1,208,021      Cerberus FIM Investors Insurance LLC,
                       12.00%, 11/22/13 ......................       11/20/06          1,208,021      1,105,822
       854,068      Cerberus FIM Investors Rescap LLC ........       11/20/06            854,068        781,814
     2,562,205      Cerberus FIM Investors Rescap LLC,
                       12.00%, 11/22/13 ......................       11/20/06          2,562,205      2,345,443
           296      Elephant Capital Holdings Ltd. ...........   10/22/03-3/22/07         10,573        336,399
         1,363      Esmark Inc. ..............................       7/28/06           1,444,287      1,132,366
         5,070      Esmark Inc. 8.00%, cvt. pfd., A ..........   11/08/04-1/01/07      5,070,484      4,949,603
       410,714      First Chicago Bancorp ....................       11/16/06          5,749,996      5,749,996
       287,034      Imagine Group Holdings Ltd. ..............       8/31/04           2,939,659      3,148,763
       155,394      International Automotive Components
                       Group Brazil LLC ......................   4/13/06-8/21/06          92,996        893,516
        16,213      International Automotive Components
                       Group Japan LLC .......................   9/26/06-3/27/07         140,883        137,579
       660,308      International Automotive Components
                       Group LLC .............................   1/12/06-10/06/06        660,632        660,308
       146,400      International Automotive Components
                       Group NA LLC ..........................        3/30/07            148,596        146,400


44 | Annual Report

Franklin Mutual Recovery Fund

11. RESTRICTED SECURITIES (CONTINUED)

---------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                    ACQUISITION
CONTRACTS           ISSUER                                             DATES            COST           VALUE
---------------------------------------------------------------------------------------------------------------
        90,167      International Automotive Components
                       Group NA LLC, 9.00%, 4/01/17 ..........        3/30/07        $    91,520   $     90,167
       103,800      Kindred Healthcare Inc. ..................        3/10/04          2,615,236      3,232,436
                    Kindred Healthcare Inc., options to
                    purchase (shares):
           166         exercise price $23.75, expiration date
                          7/17/11 ............................    7/17/04-7/17/05             --          1,227
            50         exercise price $26.00, expiration date
                          1/01/12 ............................    1/01/05-1/01/06             --            257
            71         exercise price $9.07, expiration date
                          1/01/13 ............................    1/01/05-1/03/07             --          1,567
            71         exercise price $25.99, expiration date
                          1/01/14 ............................    1/01/05-1/03/07             --            366
            38         exercise price $27.90, expiration date
                          1/10/15 ............................    1/06/06-1/09/07             --            123
            17         exercise price $28.89, expiration date
                          1/10/16 ............................        1/09/07                 --             38
     3,205,638      Motor Coach Industries International Inc.,
                       FRN, 18.37%, 12/01/08 .................    5/27/04-2/28/07      3,205,638      3,301,807
             1      Motor Coach Industries International
                       Inc., wts., 5/27/09 ...................        3/30/07                 --             --
        13,135      NCB Warrant Holdings Ltd., A .............        12/16/05         1,974,199      1,344,134
        28,553      Owens Corning Inc., (restricted) .........   10/20/06-12/20/06       805,435        864,214
        25,472      Owens Corning Inc., options to purchase
                       (shares), exercise price $37.50,
                       expiration date 1/02/08 ...............        1/03/07              2,666             --
        25,472      Owens Corning Inc., options to sell
                       (shares), exercise price $25.00,
                       expiration date 4/06/07 ...............        1/03/07              1,270             --
        51,200      Symetra Financial ........................        7/27/04          5,120,000      7,380,480
       649,000      Wheeling-Pittsburgh Corp., cvt.,
                       6.00%, 11/15/08 .......................        3/16/07            649,000        649,000
                                                                                                   ------------
                          TOTAL RESTRICTED SECURITIES (9.19% of Net Assets)                        $ 41,736,935
                                                                                                   ============

12. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time. The securities have been identified on the accompanying Statement of Investments.


                                                              Annual Report | 45

Franklin Mutual Recovery Fund

13. CREDIT FACILITY

The Fund participates in a $30 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. The facility agreement ends on April 16, 2007. The agreement was subsequently renewed with an expiration date of April 15, 2008. The Fund may borrow, at its election, at the Federal Funds Rate plus 0.70%, the London InterBank Rate (LIBOR) plus 0.70%, or, an "Alternative Base Rate" which is the greater of (i) the prime rate and (ii) 1/2 of 1% plus the Federal Funds Rate. Annual commitment fees of 0.20% per annum are charged on the unused portion of the facility.

During the year ended March 31, 2007, the Fund did not utilize the facility.

14. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.


46 | Annual Report

Franklin Mutual Recovery Fund

14. REGULATORY AND LITIGATION MATTERS (CONTINUED)

The Company and Fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

15. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 47

Franklin Mutual Recovery Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN MUTUAL RECOVERY FUND

We have audited the accompanying statement of assets and liabilities of the Franklin Mutual Recovery Fund (the "Fund"), including the statement of investments, as of March 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Mutual Recovery Fund at March 31, 2007, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Boston, Massachusetts
May 16, 2007


48 | Annual Report

Franklin Mutual Recovery Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $9,764,526 as a long term capital gain dividend for the fiscal year ended March 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $10,784,855 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $5,973,773 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund designates 42.52% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2007.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $3,714,252 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2007.


                                                              Annual Report | 49

Franklin Mutual Recovery Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------  ---------------  ----------------  -----------------------  ----------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ----------------  -----------------------  ----------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)  Trustee          Since 2003        7                        Director, A.T.D. Inc. (financial
c/o Franklin Mutual                                                                         technology and investment company).
Recovery Fund
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; and serves on the
Investment Advisory Committee of the New York State Common Retirement Fund; and FORMERLY, Vice Director, Salomon Center, Stern
School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)          Trustee          Since 2003        7                        Independent Director, SLM Corporation
c/o Franklin Mutual                                                                         (Sallie Mae) and Allied Capital
Recovery Fund                                                                               Corporation (financial services).
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)      Trustee          Since 2003        13                       Director, Franklin Templeton Emerging
c/o Franklin Mutual                                                                         Markets Debt Opportunities Fund PLC and
Recovery Fund                                                                               Fiduciary International Ireland
101 John F. Kennedy Parkway                                                                 Limited.
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry) and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee..
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)      Trustee          Since 2003        7                        None
c/o Franklin Mutual
Recovery Fund
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
------------------------------------------------------------------------------------------------------------------------------------


50 | Annual Report

------------------------------  ---------------  ----------------  -----------------------  ----------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ----------------  -----------------------  ----------------------------------------
CHARLES RUBENS II (1930)        Trustee          Since 2003        13                       None
c/o Franklin Mutual
Recovery Fund
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)           Trustee and      Director since    32                       Director, El Oro and Exploration Co.,
c/o Franklin Mutual             Chairman of      2003 and                                   p.l.c. (investments) and ARC Wireless
Recovery Fund                   the Board        Chairman of the                            Solutions, Inc. (wireless components
101 John F. Kennedy Parkway                      Board since 2005                           and network products).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------  ---------------  ----------------  -----------------------  ----------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ----------------  -----------------------  ----------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee          Since April 2007  90                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; President,
Templeton Worldwide, Inc.; Vice President and Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**PETER A. LANGERMAN (1955)     Trustee,         Trustee since     7                        None
101 John F. Kennedy Parkway     President and    April 2007 and
Short Hills, NJ 07078-2702      Chief Executive  President and
                                Officer -        Chief Executive
                                Investment       Officer -
                                Management       Investment
                                                 Management
                                                 since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director or trustee, as the case may be, of two of the investment companies in Franklin Templeton Investments; and formerly Director, New
Jersey's Division of, Investment.
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)  Vice President   Since 2005        Not Applicable           Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav);
and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 51

------------------------------  ---------------  ----------------  -----------------------  ----------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ----------------  -----------------------  ----------------------------------------
JAMES M. DAVIS (1952)           Chief            Chief Compliance  Not Applicable           Not Applicable
One Franklin Parkway            Compliance       Officer since
San Mateo, CA 94403-1906        Officer and      2004 and Vice
                                Vice President   President - AML
                                - AML            Compliance since
                                Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)        Senior Vice      Since 2005        Not Applicable           Not Applicable
101 John F. Kennedy Parkway     President and
Short Hills, NJ 07078-2789      Chief
                                Investment
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice      Since 2003        Not Applicable           Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief Executive
Fort Lauderdale, FL 33394-3091  Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice President   Since 2000        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)           Secretary        Since 2005        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 41 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


52 | Annual Report

------------------------------  ---------------  ----------------  -----------------------  ----------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ----------------  -----------------------  ----------------------------------------
BARBARA J. GREEN (1947)         Vice President   Since 2003        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and
Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk,
U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)        Treasurer        Since 2005        Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since 2005        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief Financial  Since 2004        Not Applicable           Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Mutual Advisers.

Note 1: Prior to March 31, 2007, Leonard Rubin ceased to be a trustee of the Trust.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Subsequent to March 31, 2007, William J. Lippman and Anne M. Tatlock ceased to be a trustee of the Trust.

THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 53

Franklin Mutual Recovery Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton. com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2006. Additionally, the Fund expects to file, on or about May 31, 2007, such certifications with its Form N-CSR for the year ended March 31, 2007.


54| Annual Report

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


01/07                                              Not part of the annual report

   [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN MUTUAL RECOVERY FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

471 A2007 05/07

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $58,901 for the fiscal year ended March 31 2007 and $52,000 for the fiscal year ended March 31 2006.

(b)  Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended March 31 2007 and $29,167 for the fiscal year ended March 31 2006. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31 2007 and $199,802 for the fiscal year ended March 31 2006. The services for which these fees were paid included financial due diligence.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i)   pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended March 31 2007 and $228,969 for the fiscal year ended March 31 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Edward I. Altman, Ann Torre Bates and Robert E. Wade.

ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Mutual Advisers LLC in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

The recommendation of management on any issue is a factor, which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the 12-month period beginning July 1, 2005, and ending June 30, 2006.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of June 5, 2007, the portfolio managers of the Fund are as follows:

MICHAEL J. EMBLER, SENIOR VICE PRESIDENT/CHIEF INVESTMENT OFFICER OF FRANKLIN MUTUAL. Mr. Embler has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 2001. Previously, he was a Managing Director at Nomura Holding America, Inc.

SHAWN TUMULTY, PORTFOLIO MANAGER OF FRANKLIN MUTUAL.
Mr. Tumulty has been a co-manager of the Fund since 2005. Mr. Tumulty has been an assistant portfolio manager of Mutual Qualified Fund since 2003. He joined Franklin Templeton Investments in 2000.

CHRISTIAN CORREA, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL.
Mr. Correa has been an assistant manager of the Fund since 2004. He has been an analyst for Franklin Mutual since 2003, when he joined Franklin Templeton Investments. Previously, he covered U.S. risk arbitrage and special situations at Lehman Brothers Holdings Inc.

Michael Embler and Shawn Tumulty are jointly responsible for the day-to-day management of the Fund. The co-portfolio managers have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

Christian Correa is the assistant portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2007.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

----------------------------------------------------------------------------------------------------------
                                  ASSETS                       ASSETS OF
                 NUMBER          OF OTHER                     OTHER POOLED               ASSETS OF
                OF OTHER        REGISTERED     NUMBER OF      INVESTMENTS                 OTHER
               REGISTERED      INVESTMENT     OTHER POOLED     VEHICLES     NUMBER OF    ACCOUNTS
               INVESTMENT      COMPANIES      INVESTMENT       MANAGED       OTHERS      MANAGED
               COMPANIES        MANAGED        VEHICLES        (X $1        ACCOUNTS     (X $1
NAME           MANAGED      (x $1 MILLION)     MANAGED/1      MILLION)/1    MANAGED/1    MILLION)/1
-----------------------------------------------------------------------------------------------------------
Christian
Correa            1             7,626.8           2             966.0          0            0
-----------------------------------------------------------------------------------------------------------
Michael
Embler            2             7,727.0           2             966.2          0            0
-----------------------------------------------------------------------------------------------------------
Shawn
Tumulty           1             6,034.7           1              71.4          0            0
-----------------------------------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.
2. Mr. Correa, Mr. Embler and Mr. Tumulty, each manages a pooled investment vehicle with $41.4 million in assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

           o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

           o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

           o RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.o

           o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Peter Langerman, as the Chief Investment Officer of the Manager, may participate in a separate bonus opportunity that is linked to the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of March 31, 2007 (such amounts may change from time to time):

Portfolio Manager             Dollar Range of Fund
                            Shares Beneficially Owned
-------------------------------------------------------------
Christian Correa                 $100,001 - $500,000
-------------------------------------------------------------
Michael Embler                   $500,001 - $1,000,000
-------------------------------------------------------------
Shawn Tumulty                    $100,001 - $500,000
-------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.            N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A) (1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND

By /s/JIMMY D. GAMBILL
   ------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date May 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
   ------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date May 24, 2007

By /s/GALEN G. VETTER
   ------------------------
   Galen G. Vetter
   Chief Financial Officer
   Date May 24, 2007